Provisions	6 Months Ended
Jun. 30, 2022
Provisions [abstract]
Provisions	Provisions

		Restated[1]
	As at 30.06.22	As at 31.12.21
	£m	£m
Customer redress	1,629	266
Legal, competition and regulatory matters	406	211
Redundancy and restructuring	23	46
Undrawn contractually committed facilities and guarantees	487	499
Onerous contracts	—	2
Sundry provisions	100	86
Total	2,645	1,110
1. 2021 financial metrics have been restated to reflect the impact of the Over-issuance of Securities. See Restatement of financial statements (Note 1) on page 29 for further details.
Over-issuance of Securities
As at 30 June 2022, Barclays Bank PLC has recognised a balance sheet provision of £1,757m (December 2021: £220m) in relation to the Over-issuance of Securities (see Basis of preparation on page 29 for more information), out of which £1,592m (December 2021: £220m) is due to the over-issuance of structured notes (within customer redress), and £165m (December 2021: £nil) is in relation to liabilities that could be incurred arising out of ongoing discussions in respect of a potential SEC resolution (within legal, competition and regulatory matters).
The amount of the provision in relation to the rescission rights of investors in over-issued structured notes is determined by (among other things) the market value of the structured notes subject to the Rescission Offer, participation rates in such Rescission Offer, prevailing interest rates, and movements in foreign exchange rates. The majority of the structured notes subject to the Rescission Offer provide an equity linked return to investors. As such, the value of these notes is highly sensitive to movements in the price of individual securities and a range of indices.
The increase in the provision of £1,372m predominantly reflects a reduction in the market value of the structured notes and additional accrued interest that would be payable to investors on rescission. The US equity markets have been volatile during the first half of 2022, with significant reductions in the value of US equity indices such as the S&P 500 from the year end 2021 levels which has led to a reduction in the market value of the structured notes, and increased the size of the provision. The provision does not include the impact of market hedges that have been entered into subsequent to the year-end and were initiated from the end of the first quarter of 2022 to reduce the net volatility to the income statement. When determining these market hedges, consideration was given to changes in the rescission costs which would arise from volatility in the market along with the positioning of the Markets business.
The structured notes also accrue interest on a monthly basis (at current prevailing interest rates and participation rate assumptions this is c£34m a month) until the Rescission Price has been paid. The provision also assumes that not all structured note investors whose securities are out of the money will accept the Rescission Offer. If all investors were to accept the Rescission Offer, the provision would increase by c£60m.
The remaining increase in the provision of £165m results from Barclays Bank PLC’s estimates of the potential SEC resolution.